UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2017 (September 7, 2017)

Discovery Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34177	35-2333914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Discovery Place Silver Spring, Maryland	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 240-662-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

USD Notes Offering

On September 7, 2017, Discovery Communications, LLC (“DCL”) and Discovery Communications, Inc. (the “Guarantor”) entered into an underwriting agreement (the “USD Underwriting Agreement”) with Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, for the issuance and sale by DCL of $500 million aggregate principal amount of 2.200% Senior Notes due 2019, $1.20 billion aggregate principal amount of 2.950% Senior Notes due 2023, $1.70 billion aggregate principal amount of 3.950% Senior Notes due 2028, $1.25 billion aggregate principal amount of 5.000% Senior Notes due 2037, $1.25 billion aggregate principal amount of 5.200% Senior Notes due 2047 and $400 million aggregate principal amount of Floating Rate Senior Notes due 2019 in a public offering (the “USD Notes Offering”) pursuant to a registration statement on Form S-3 (File No. 333-205774) and a related preliminary prospectus supplement and final prospectus supplement filed with the Securities and Exchange Commission. The USD Notes Offering is expected to close on September 21, 2017, subject to customary closing conditions.

The above description of the USD Underwriting Agreement is qualified in its entirety by reference to the USD Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Sterling Notes Offering

On September 8, 2017, DCL and the Guarantor entered into an underwriting agreement (the “Sterling Underwriting Agreement”) with Goldman Sachs & Co. LLC, Citigroup Global Markets Limited, Credit Suisse Securities (Europe) Limited, BNP Paribas, RBC Europe Limited, Barclays Bank PLC, Merrill Lynch International, Mizuho International PLC, MUFG Securities EMEA PLC, Scotiabank Europe PLC, Suntrust Robinson Humphrey, Inc., Wells Fargo Securities International Limited and Deutsche Bank AG, London Branch, for the issuance and sale by DCL of £400,000,000 aggregate principal amount of 2.500% Senior Notes due 2024 in a public offering (the “Sterling Notes Offering”) pursuant to a registration statement on Form S-3 (File No. 333-205774) and a related preliminary prospectus supplement and final prospectus supplement filed and to be filed, respectively, with the Securities and Exchange Commission. The Sterling Offering is expected to close on September 21, 2017, subject to customary closing conditions.

The above description of the Sterling Underwriting Agreement is qualified in its entirety by reference to the Sterling Underwriting Agreement, which is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated September 7, 2017, among Discovery Communications, LLC, Discovery Communications, Inc. and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC.

1.2	Underwriting Agreement, dated September 8, 2017, among Discovery Communications, LLC, Discovery Communications, Inc. and Goldman Sachs & Co. LLC, Citigroup Global Markets Limited, Credit Suisse Securities (Europe) Limited, BNP Paribas, RBC Europe Limited, Barclays Bank PLC, Merrill Lynch International, Mizuho International PLC, MUFG Securities EMEA PLC, Scotiabank Europe PLC, Suntrust Robinson Humphrey, Inc., Wells Fargo Securities International Limited and Deutsche Bank AG, London Branch.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2017	DISCOVERY COMMUNICATIONS, INC.

	By:	/s/ Bruce L. Campbell
	Name: Title:	Bruce L. Campbell Chief Development, Distribution & Legal Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated September 7, 2017, among Discovery Communications, LLC, Discovery Communications, Inc. and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC.

1.2	Underwriting Agreement, dated September 8, 2017, among Discovery Communications, LLC, Discovery Communications, Inc. and Goldman Sachs & Co. LLC, Citigroup Global Markets Limited, Credit Suisse Securities (Europe) Limited, BNP Paribas, RBC Europe Limited, Barclays Bank PLC, Merrill Lynch International, Mizuho International PLC, MUFG Securities EMEA PLC, Scotiabank Europe PLC, Suntrust Robinson Humphrey, Inc., Wells Fargo Securities International Limited and Deutsche Bank AG, London Branch.